SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: April 13, 1999                       Commission File No. 1-10660
(Date of earliest event reported)

                         BERKSHIRE REALTY COMPANY, INC.
                         ------------------------------
             (Exact name of registrant as specified in its Charter)


           Delaware                                     04-3086485
           --------                                     ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

One Beacon Street, Suite 1550
Boston, Massachusetts                                       02108
---------------------------------                           -----
(Address of principal executive offices)                  (Zip Code)

                                 (888) 867-0100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On April 14, 1999, Berkshire Realty Company, Inc. (the "Company") issued a press release announcing that it has entered into a definitive merger agreement with a partnership formed by the Company's Chairman of the Board and affiliates of Blackstone Real Estate Advisors and Whitehall Street Real Estate Limited Partnership XI, an affiliate of Goldman, Sachs & Co. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

Exhibit
Numbers        Description
-------        -----------

2.1(1) Agreement and Plan of Merger, dated as of April 13, 1999, by and among Berkshire Realty Holdings, L.P., BRI Acquisition, LLC and the Company.

99.1           Press release dated April 14, 1999.









--------------------------
     (1) Incorporated herein by reference to Exhibit 9 to Amendment No. 2 to
Schedule 13D, dated April 13, 1999, filed with the Securities and Exchange Commission on April 15, 1999 by Whitehall Street Real Estate Limited Partnership XI, WXI/BRH Gen-Par, L.L.C., WH Advisors, L.L.C. XI, Goldman, Sachs & Co. and The Goldman Sachs Group, L.P. in respect of shares of common stock, $0.01 par value per share, of Berkshire Realty Company, Inc. (File No. 1-10660).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 1999              BERKSHIRE REALTY COMPANY, INC.



                                   /s/ Marianne Pritchard
                                   ------------------------------------
                                   Marianne Pritchard
                                   Executive Vice President and Chief Financial
                                   Officer of Berkshire Realty Company, Inc.

INDEX TO EXHIBITS


Exhibit
Numbers        Description
-------        -----------

2.1(1) Agreement and Plan of Merger, dated as of April 13, 1999, by and among Berkshire Realty Holdings, L.P., BRI Acquisition, LLC and the Company.

99.1           Press release dated April 14, 1999.









--------------------------
     (1) Incorporated herein by reference to Exhibit 9 to Amendment No. 2 to
Schedule 13D, dated April 13, 1999, filed with the Securities and Exchange Commission on April 15, 1999 by Whitehall Street Real Estate Limited Partnership XI, WXI/BRH Gen-Par, L.L.C., WH Advisors, L.L.C. XI, Goldman, Sachs & Co. and The Goldman Sachs Group, L.P. in respect of shares of common stock, $0.01 par value per share, of Berkshire Realty Company, Inc. (File No. 1-10660).